 GT GLOBAL
 OVER 25 YEARS
 OF INVESTING
 WORLDWIDE
GT GLOBAL
JAPAN
GROWTH FUND

SEMIANNUAL REPORT
JUNE 30, 1997

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Financial
Statements...........         F1

The  views of the Fund's manage-
ment as described in this report
are  as  of  the  date  it   was
written.  Portfolio holdings and
allocations are as  of June  30,
1997,  unless  otherwise  noted.
Views,  portfolio  holdings  and
allocations   may  have  changed
subsequent to these dates.

MESSAGE FROM THE CHAIRMAN

Dear Investor,

This report is written in a style we hope you find enjoyable to read and easy to understand. Our intention is to provide our shareholders with meaningful information about the relative performance of GT Global Mutual Funds. We think it is important to help investors develop a global perspective about their investments, including developments in individual economies around the world. Specifically, we address how macroeconomic and political events within countries influence investment results and, ultimately, Fund performance.

In this semiannual report, we describe our management process and offer insights into the Fund's investment strategy. Companies in which the Fund invests are discussed, as well as issues pertinent to decisions affecting the Funds. Biographical information on portfolio managers' background and experience is also included, and through our question and answer format, we make it possible for shareholders to be included in the thought processes that form the basis of their investment decisions. Additionally, we have included performance illustrations that show the historical returns of a hypothetical investment and compare it to an appropriate benchmark.

We make every effort to communicate as clearly as possible because we want you, our shareholders, to have a useful understanding of what is happening with your investments in GT Global Mutual Funds, and why.

We would also like to emphasize that today--as global investing continues to become increasingly complex, information travels as quickly as a keystroke, and critical decisions must be made within shorter time frames--prudent advice, professional management, global diversification and investing for the long term have never been more important.

As always, we appreciate and value our shareholders in GT Global Mutual
Funds.

Sincerely,

/s/ William J. Guilfoyle

William J. Guilfoyle
CHAIRMAN OF THE BOARD AND PRESIDENT
GT GLOBAL MUTUAL FUNDS



                                       1
                                    *  *  *

GT GLOBAL JAPAN GROWTH FUND
PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE

The GT Global Japan Growth Fund seeks long-term growth of capital by investing primarily in securities of issuers located in Japan.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GT Global Japan Growth Fund Class A        MSCI Japan Index
7/19/85  $9,525                                $10,000
          9,535                                  9,582
          9,487                                  9,813
         10,458                                 10,855
         10,859                                 11,199
         11,411                                 11,367
         11,811                                 12,041
         12,297                                 12,375
         13,440                                 13,868
         15,308                                 16,845
         16,137                                 17,487
         16,252                                 17,374
         17,168                                 19,140
         19,405                                 21,673
         20,764                                 23,645
         20,041                                 24,237
         16,301                                 21,006
         17,853                                 22,401
         19,048                                 24,048
         19,395                                 27,918
         19,414                                 28,421
         19,864                                 31,537
         21,664                                 36,501
         23,064                                 36,436
         23,882                                 33,740
         24,997                                 32,561
         28,033                                 36,621
         29,945                                 35,329
         24,741                                 32,681
         26,022                                 33,989
         28,974                                 34,432
         29,772                                 36,290
         32,989                                 39,033
         34,710                                 41,978
         37,564                                 42,418
         36,319                                 40,505
         35,200                                 38,981
         35,032                                 40,772
         33,801                                 37,695
         34,024                                 39,321
         32,675                                 42,606
         35,569                                 46,396
         35,313                                 46,666
         37,785                                 46,807
         39,656                                 47,716
         40,759                                 46,053
         42,129                                 45,982
         42,162                                 43,381
         40,492                                 41,441
         46,004                                 46,941
         46,539                                 43,706
         50,681                                 46,494
         49,144                                 45,279
         51,416                                 47,593
         56,759                                 47,509
         57,971                                 44,655
         54,785                                 40,041
         48,967                                 32,280
         47,686                                 32,691
         54,854                                 37,374
         55,443                                 35,632
         57,001                                 35,155
         49,470                                 31,738
         39,569                                 26,548
         46,581                                 32,989
         41,824                                 29,029
         40,450                                 30,398
         40,309                                 31,266
2/28/91  45,136                                 35,213
         44,854                                 33,028
         44,995                                 33,854
         45,383                                 33,702
         45,066                                 31,281
         45,383                                 32,252
         41,824                                 30,475
         44,854                                 33,141
         45,031                                 34,577
         39,287                                 32,139
         39,322                                 33,160
         37,525                                 31,628
         36,046                                 28,991
         32,698                                 25,853
         31,641                                 24,265
         33,156                                 26,211
         32,099                                 23,819
         30,760                                 23,550
         32,275                                 27,727
         31,747                                 27,067
         30,478                                 25,815
         30,619                                 26,486
         30,864                                 26,099
         30,757                                 26,018
         31,467                                 27,150
         34,589                                 30,974
         38,456                                 36,484
         39,520                                 37,494
         38,704                                 36,979
         40,797                                 39,326
         41,897                                 40,189
         42,323                                 38,284
         42,181                                 38,115
         39,555                                 31,794
         41,187                                 32,807
         44,132                                 38,108
         46,473                                 39,856
         45,693                                 38,156
         46,296                                 39,787
         46,438                                 40,663
         48,779                                 42,673
         47,396                                 41,145
         46,863                                 41,430
         45,232                                 40,413
         45,338                                 41,526
         43,068                                 39,441
         43,891                                 39,899
         40,278                                 37,577
         38,689                                 35,767
         39,700                                 39,064
         39,809                                 40,976
         37,930                                 38,441
         38,833                                 36,610
         42,157                                 39,529
         43,204                                 37,945
         44,180                                 38,272
         43,132                                 36,136
         43,060                                 38,280
         44,740                                 40,242
         44,699                                 39,718
         44,008                                 39,015
         44,577                                 40,397
         46,245                                 42,699
         45,065                                 40,506
         45,594                                 40,725
         44,821                                 38,906
         43,438                                 37,172
         43,642                                 38,464
         42,218                                 35,888
         41,893                                 36,577
         41,418                                 34,053
         40,739                                 30,351
         40,611                                 31,064
         40,060                                 30,045
         42,097                                 31,138
         45,237                                 34,582
6/30/97  45,873                                 37,171

The chart above shows the performance of the GT Global Japan Growth Fund, Class A shares, since the Fund's inception versus the MSCI Japan Index. This represents a cumulative return of 358.73% and an average annual total return of 13.60% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1,1993, would have been valued at $12,584 on June 30, 1997. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $12,190 on June 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS%(1)
June 30, 1997

Share Class          Without Sales Charge(2)            With Sales Charge
                 1-Year  5-Year  10-Year   LOF     1-Year  5-Year  10-Year  LOF
Class A(3)        .61     7.40    6.75    14.06     -4.17   6.36    6.23   13.60
Class B(3)        .07      N/A     N/A     5.95     -4.72    N/A     N/A    5.56
Advisor Class(4) 1.07      N/A     N/A     9.98      N/A     N/A     N/A    N/A

HISTORICAL PERFORMANCE(2)
Annual Total Returns% (last 10 years)

           1987      1988   1989   1990   1991    1992    1993     1994   1995   1996
Class A   52.11(3)  21.88  60.73  -28.73  -2.79  -21.51  33.45     6.56   1.94  -7.43
Class B     N/A       N/A    N/A    N/A    N/A     N/A   17.46(3)  5.81   1.2   -8.05

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) The Fund began operations (Class A shares) on July 19, 1985; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                       2
                                    *  *  *

INTERVIEW WITH PORTFOLIO MANAGER
ANDREW CALLENDER

Q HOW DID THE FUND PERFORM?

A The Fund outperformed the Morgan Stanley Capital International (MSCI) Japan Index5 modestly over the first six months of 1997, rising 10.76% for Class A shares (5.50% taking into account the maximum 4.75% sales charge) against the index's 9.16% gain. Total return for Class B shares was 10.54% (5.54% including the maximum 5% contingent deferred sales charge). This outperformance was achieved despite the Fund's rather substantial cash holdings over the period.

Individual stock holdings were generally strong, with some of the Fund's largest holdings performing very well. For example, Aoyama Trading rose approximately 18% in yen terms, while Takeda Chemical gained 31%.

Unlike the previous six months, the Fund benefited little from its defensive policy of holding a portion of its yen assets hedged back into U.S. dollars, despite the dollar's rise to 127 yen/dollar at the very beginning of May. By the end of June, the dollar had retraced virtually all of its gains to end the half-year essentially unchanged.

Q HOW HAS THE GENERAL MARKET PERFORMED?

A The performance of the Japanese indices continue to disguise some remarkably divergent sector and stock performances. Indeed, continued foreign buying has focused largely on a narrow range of companies: electrical exporters such as Canon and Sony; retailers such as Ito-Yokado; non-bank financials such as Nichiei; and pharmaceuticals, notably Takeda Chemical. Much to the benefit of the Fund, it has had a concentration in these types of companies. We have been attracted to these investment opportunities as they tend to sell at price/earnings ratios lower than the overall stock market, with higher earnings growth.

Q WHAT SECTORS HAS THE FUND TENDED TO AVOID?

A In contrast to the industries mentioned above, the construction sector the majority of the basic material companies have been very weak. In part, fear of further bankruptcies, and in part pessimism over the sustainability of Japan's economic resurgence lie behind these trends. The portfolio has little exposure to such areas.

Q WHAT IS YOUR INVESTMENT STRATEGY LIKELY TO BE GOING FORWARD?

A Under the current circumstances, we intend to continue to concentrate on companies that, over the long term, we believe will be able to generate rising income streams for their shareholders. Over time, we think these types of companies should perform well as domestic institutions seek to maximize the financial returns from their portfolios.

Q ARE THE DAYS OF JAPAN'S WEAK ECONOMIC GROWTH SAFELY BEHIND?

A On a cyclical basis, Japan's economy is decelerating after the imposition of the consumption tax increase at the end of March. Auto production, which has been robust, is also likely, in our opinion, to decelerate as end demand slows. Yet, opportunity in Japan does not rest solely on the correct interpretation of short-term economic cycles. Instead, we believe the real opportunity lies in Japan's potential for change. At the macro level it means deregulation, while at the micro level this means corporate restructuring.

Presently, however, the pace of deregulation remains painfully slow and corporates have yet to fully embrace the idea of radical restructuring to raise profitability. As this accelerates, we anticipate investable opportunities for the portfolio will broaden, and we are likely to adopt a more fully invested position in the Japanese stock market.

ABOUT THE PORTFOLIO MANAGER

ANDREW CALLENDER - Head of investment in Japan. Mr. Callender joined LGT's Hong Kong office in 1987. He subsequently worked in our Tokyo and Singapore offices before returning to Tokyo to assume his current responsibilities. Mr. Callender received his M.A. from Oxford University.

(5) The MSCI Japan Index is an arithmetic average, weighted by market value, of the performance of 310 securities listed on Japanese stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

                                       3
                                    *  *  *

ALLOCATION OF NET ASSETS %
JUNE 30, 1997

 Services                    26.2
 Technology                  11.7
 Consumer Durables           10.4
 Health Care                  9.8
 Finance                      8.3
 Capital Goods                7.0
 Materials/Basic Industry     5.5
 Consumer Non-Durables        5.2
 Short Term & Other          15.9

A complete listing of holdings and allocations may be found in the Financial Statements section of this report.


GT GLOBAL JAPAN GROWTH FUND                                                          % of
KEY PORTFOLIO HOLDINGS                                                             Net Assets
NICHIEI CO., LTD.  A financial services company providing short-term                  6.4
financing to small and medium-sized businesses in Japan that do not have property to use as collateral for bank loans. Loans are restricted in size and backed by third-party guarantees. The company is actively seeking to expand business in the regional areas.

TAKEDA CHEMICAL INDUSTRIES  A top pharmaceutical manufacturer, most                   6.0
recognized for its vitamin tablet Alinamin, and a leader in antibiotics since
1965. Takeda is also a front runner in overseas operations in the U.S. and other countries, with its Central Research Lab as an operations base.

ITO-YOKADO CO., LTD.  Operates one of the best-managed supermarket chains in          5.3
Japan. Despite a sluggish retail environment, Ito-Yokado has managed to grow sales and profits through competitive pricing, a strong merchandising strategy, sound inventory and cost control.

SOUTHLAND CORP.  A convenience store chain with company-operated, franchised          5.0
and licensed locations worldwide. The company conducts business principally under the Seven-Eleven name. Its activities also include the operation of
High's Dairy Stores, Quik Marts and Super 7 high-volume gasoline outlets and mini-convenience stores.

DAINI DENDEN INC. CORP. (DDI)  Japan's second-largest provider of cellular            4.8
phone services, DDI has benefited from the liberalization of domestic cellular services and cellular handset sales. The company also has more than
10% of the domestic long-distance market.

AMWAY JAPAN LTD.  Door-to-door marketer of detergents, cosmetics, kitchenware         4.5
and related products.

AOYAMA TRADING CO., LTD.  The largest suburban discount chain store in Japan,         4.4
specializing in men's discount suits. The company is developing a casual wear line to complement its business clothing sales. Generally, Aoyama sells lesser-known brand-name items.

MURATA MANUFACTURING CO., LTD.  Manufacturer of a large range of electric             3.8
components for the semiconductor, industrial electronics and telecommunications industry. They have production facilities throughout Asia.

CANON INC.  Manufactures office equipment. Canon also produces and markets            3.8
computer peripherals and manufactures aligners for semiconductor chip production, broadcasting lenses and medical equipment. The company's products are sold internationally.

MATSUSHITA-KOTOBUKI ELECTRONICS LTD.  Producer of parts for the PC industry,          3.3
including disk drives and CD-ROMs.


Source: Bloomberg, August 1997.

                                       4
                                    *  *  *

GT GLOBAL
JAPAN
GROWTH FUND

FINANCIAL
STATEMENTS

                          GT GLOBAL JAPAN GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                                          SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------             -----------   ------------   -------------
Services (26.2%)
  Ito-Yokado Co., Ltd. ......................................                 100,000   $  5,806,846         5.3
    RETAILERS-OTHER
  Southland Corp.{l} -/- {\/} ...............................               1,648,200      5,511,169         5.0
    RETAILERS-OTHER
  DDI Corp. .................................................                     710      5,245,023         4.8
    WIRELESS COMMUNICATIONS
  Aoyama Trading Co., Ltd.{z} ...............................                 150,200      4,826,545         4.4
    RETAILERS-APPAREL
  Fast Retailing Co., Ltd. ..................................                  90,000      2,907,789         2.7
    RETAILERS-APPAREL
  Yoshinoya D&C Co., Ltd. ...................................                     200      2,444,988         2.2
    RESTAURANTS
  Blue Grass Co., Ltd. ......................................                  65,000        669,752         0.6
    RETAILERS-APPAREL
  Xebio Co., Ltd. ...........................................                  25,000        615,613         0.6
    RETAILERS-APPAREL
  Fujitsu Business Systems ..................................                  15,000        420,451         0.4
    BUSINESS & PUBLIC SERVICES
  Bunkyodo Co., Ltd. ........................................                  23,000        176,738         0.2
    RETAILERS-OTHER
  Nitori Co. ................................................                     400          5,239          --
    RETAILERS-OTHER
                                                                                        ------------
                                                                                          28,630,153
                                                                                        ------------
Technology (11.7%)
  Murata Manufacturing Co., Ltd. ............................                 105,000      4,180,929         3.8
    INSTRUMENTATION & TEST
  Matsushita-Kotobuki Electronics Ltd. ......................                 110,000      3,650,017         3.3
    COMPUTERS & PERIPHERALS
  NEC Corp. .................................................                 210,000      2,933,985         2.7
    SEMICONDUCTORS
  Koei Co., Ltd. ............................................                  87,400      1,518,739         1.4
    SOFTWARE
  Geomatec Co., Ltd. ........................................                  25,000        591,600         0.5
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                          12,875,270
                                                                                        ------------
Consumer Durables (10.4%)
  Sony Corp. ................................................                  40,000      3,489,347         3.2
    CONSUMER ELECTRONICS
  Sharp Corp. ...............................................                 210,000      2,897,311         2.6
    CONSUMER ELECTRONICS
  Bridgestone Corp. .........................................                 120,000      2,787,286         2.5
    AUTO PARTS
  Secom .....................................................                  31,000      2,276,546         2.1
    CONSUMER ELECTRONICS
                                                                                        ------------
                                                                                          11,450,490
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F1

                          GT GLOBAL JAPAN GROWTH FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                                          SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------             -----------   ------------   -------------
Health Care (9.8%)
  Takeda Chemical Industries ................................                 235,000   $  6,607,579         6.0
    PHARMACEUTICALS
  Yamanouchi Pharmaceutical .................................                  65,000      1,748,166         1.6
    PHARMACEUTICALS
  Taisho Pharmaceuticals ....................................                  55,000      1,484,020         1.4
    PHARMACEUTICALS
  Olympus Optical Co., Ltd. .................................                 100,000        899,406         0.8
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                        ------------
                                                                                          10,739,171
                                                                                        ------------
Finance (8.3%)
  Nichiei Co., Ltd. .........................................                  60,000      6,968,216         6.4
    OTHER FINANCIAL
  Diamond Lease Co., Ltd. ...................................                 175,000      2,078,240         1.9
    OTHER FINANCIAL
                                                                                        ------------
                                                                                           9,046,456
                                                                                        ------------
Capital Goods (7.0%)
  Canon, Inc. ...............................................                 152,000      4,141,111         3.8
    OFFICE EQUIPMENT
  Higashi Nihon House .......................................                 152,000      1,632,553         1.5
    CONSTRUCTION
  Komori Corp. ..............................................                  40,000        950,052         0.9
    MACHINERY & ENGINEERING
  Shima Seiki Manufacturing Ltd. ............................                  20,000        878,449         0.8
    MACHINE TOOLS
  NEC System Integration & Construction .....................                      60          1,247          --
    CONSTRUCTION
  Japan Foundation Engineering ..............................                      90            982          --
    CONSTRUCTION
                                                                                        ------------
                                                                                           7,604,394
                                                                                        ------------
Materials/Basic Industry (5.5%)
  Tsudakoma Corp. ...........................................                 494,000      2,338,002         2.1
    MISC. MATERIALS & COMMODITIES
  Tokyo Steel M.F.G. ........................................                 140,000      1,564,792         1.4
    METALS - STEEL
  Toyo Exterior .............................................                  80,000      1,096,752         1.0
    BUILDING MATERIALS & COMPONENTS
  Gakken ....................................................                 200,000      1,053,091         1.0
    PAPER/PACKAGING
                                                                                        ------------
                                                                                           6,052,637
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F2

                          GT GLOBAL JAPAN GROWTH FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                                          SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------             -----------   ------------   -------------
Consumer Non-Durables (5.2%)
  Amway Japan Ltd.{z} .......................................                 145,000   $  4,912,679         4.5
    HOUSEHOLD PRODUCTS
  Tsutsumi Jewelry Co., Ltd. ................................                  31,800        805,274         0.7
    PERSONAL CARE/COSMETICS
                                                                                        ------------
                                                                                           5,717,953
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $89,891,271) .................                             92,116,524        84.1
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (0.8%)
  Japan (0.8%)
    Higashi Nihon House Co., Convertible Bond, 0.375% due
     4/30/00 ................................................   CHF         1,150,000        855,713         0.8
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENT (cost $1,089,201) .............                                855,713         0.8
                                                                                        ------------       -----

                                                                           NUMBER OF       VALUE         % OF NET
OPTIONS                                                        CURRENCY    CONTRACTS      (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Simex Nikkei Put Options, strike JPY19,000, expire 9/97
   (cost $457,277) ..........................................   JPY               230        200,838         0.2
                                                                                        ------------       -----
    INDEX OPTIONS

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%,
   collateralized by $16,685,000 U.S. Treasury Bills, 6.125%
   due 3/31/98 (market value of collateral is $16,979,780,
   including accrued interest). (cost $16,642,658) ..........                             16,642,658        15.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $108,080,407)  * ....................                            109,815,733       100.3
Other Assets and Liabilities ................................                               (323,370)       (0.3)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $109,492,363       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        {z} All or part of the Fund's holdings in this security is segregated as collateral for written futures. See Note 1 to the Financial Statements.
        {l} This is a U.S. security of which approximately 62.5% of its outstanding stock is owned by Ito-Yokado Co., Ltd.
       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $109,212,181 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  10,263,280
                 Unrealized depreciation:            (9,659,728)
                                                  -------------
                 Net unrealized appreciation:     $     603,552
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                          GT GLOBAL JAPAN GROWTH FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                           JUNE 30, 1997 (UNAUDITED)

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Japanese Yen............................    19,338,375       122.15000  08/12/97   $(1,327,732)
Japanese Yen............................     9,229,678       122.25000  08/12/97      (640,722)
Japanese Yen............................     2,637,051       112.68000  08/12/97        25,309
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $29,261,959)..................    31,205,104                             $(1,943,145)
                                          --------------                          --------------
                                                                                  --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 28.50%.

----------------
See Note 1 to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     WRITTEN FUTURES CONTRACTS OUTSTANDING
                           JUNE 30, 1997 (UNAUDITED)

                                          EXPIRATION    NO. OF                  MARKET
DESCRIPTION                                  DATE      CONTRACTS   CURRENCY      VALUE
----------------------------------------  ----------   ---------   --------   -----------
Simex Nikkei 225 Index Future (Face
 $10,668,114)...........................   09/11/97       120        JPY      $10,597,211

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F4

                          GT GLOBAL JAPAN GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $91,437,749) (Note 1)...............................   $    93,173,075
  Repurchase agreement, at value and cost.......................................................        16,642,658
  U.S. currency..................................................................  $         612
  Foreign currencies (cost $2,095,363)...........................................      2,095,528         2,096,140
                                                                                   -------------
  Receivable for Fund shares sold...............................................................           613,937
  Receivable for initial and variation margin (Note 1)..........................................           530,514
  Dividends receivable..........................................................................           176,830
  Interest receivable...........................................................................               500
  Cash held as collateral for securities loaned (Note 1)........................................         3,626,875
                                                                                                   ---------------
    Total assets................................................................................       116,860,529
                                                                                                   ---------------
Liabilities:
  Payable for open forward foreign currency contracts, net (Note 1).............................         1,943,145
  Payable for Fund shares repurchased...........................................................         1,469,280
  Payable for investment management and administration fees (Note 2)............................            92,101
  Payable for printing and postage expenses.....................................................            75,640
  Payable for service and distribution expenses (Note 2)........................................            53,480
  Payable for transfer agent fees (Note 2)......................................................            36,623
  Payable for registration and filing fees......................................................            25,414
  Payable for professional fees.................................................................            20,684
  Payable for custodian fees....................................................................             9,505
  Payable for Trustees' fees and expenses (Note 2)..............................................             4,648
  Payable for fund accounting fees..............................................................             1,939
  Other accrued expenses........................................................................             8,832
  Collateral for securities loaned (Note 1).....................................................         3,626,875
                                                                                                   ---------------
    Total liabilities...........................................................................         7,368,166
                                                                                                   ---------------
Net assets......................................................................................   $   109,492,363
                                                                                                   ---------------
                                                                                                   ---------------
Class A:
Net asset value and redemption price per share ($71,503,093 DIVIDED BY 6,614,136 shares
 outstanding)...................................................................................   $         10.81
                                                                                                   ---------------
                                                                                                   ---------------
Maximum offering price per share (100/95.25 of $10.81) *........................................   $         11.35
                                                                                                   ---------------
                                                                                                   ---------------
Class B:+
Net asset value and offering price per share ($37,418,193 DIVIDED BY 3,568,845 shares
 outstanding)...................................................................................   $         10.48
                                                                                                   ---------------
                                                                                                   ---------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($571,077 DIVIDED BY
 52,408 shares outstanding).....................................................................   $         10.90
                                                                                                   ---------------
                                                                                                   ---------------
Net assets consist of:
  Paid in capital (Note 4)......................................................................   $   113,452,088
  Accumulated net investment loss...............................................................          (511,620)
  Accumulated net realized loss on investments and foreign currency transactions................        (3,182,071)
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies....        (1,930,457)
  Net unrealized appreciation of investments....................................................         1,664,423
                                                                                                   ---------------
Total -- representing net assets applicable to capital shares outstanding.......................   $   109,492,363
                                                                                                   ---------------
                                                                                                   ---------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                          GT GLOBAL JAPAN GROWTH FUND

                            STATEMENT OF OPERATIONS

                   Six months ended June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income................................................................................   $      319,326
  Dividend income (net of foreign withholding tax of $47,235)....................................          265,927
  Other income...................................................................................            7,799
                                                                                                    --------------
    Total investment income......................................................................          593,052
                                                                                                    --------------
Expenses:
  Investment management and administration fees (Note 2).........................................          469,988
  Service and distribution expenses: (Note 2)
    Class A......................................................................  $      111,333
    Class B......................................................................         159,892          271,225
                                                                                   --------------
  Transfer agent fees (Note 2)...................................................................          186,950
  Registration and filing fees...................................................................           55,310
  Printing and postage expenses..................................................................           39,232
  Custodian fees (Note 1)........................................................................           37,844
  Audit fees.....................................................................................           22,444
  Legal fees.....................................................................................           21,335
  Fund accounting fees (Note 2)..................................................................           12,068
  Trustees' fees and expenses (Note 2)...........................................................            6,516
  Other expenses.................................................................................            4,412
                                                                                                    --------------
    Total expenses before reductions.............................................................        1,127,324
                                                                                                    --------------
      Expense reductions (Notes 1 & 5)...........................................................          (22,652)
                                                                                                    --------------
    Total net expenses...........................................................................        1,104,672
                                                                                                    --------------
Net investment loss..............................................................................         (511,620)
                                                                                                    --------------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments...............................................      (4,909,339)
  Net realized gain on foreign currency transactions.............................       5,242,620
                                                                                   --------------
    Net realized gain during the period..........................................................          333,281
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies.........................................................      (4,048,226)
  Net change in unrealized appreciation of investments...........................      15,111,604
                                                                                   --------------
    Net unrealized appreciation during the period................................................       11,063,378
                                                                                                    --------------
Net realized and unrealized gain on investments and foreign currencies...........................       11,396,659
                                                                                                    --------------
Net increase in net assets resulting from operations.............................................   $   10,885,039
                                                                                                    --------------
                                                                                                    --------------

    The accompanying notes are an integral part of the financial statements.

                                       F6

                          GT GLOBAL JAPAN GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                SIX MONTHS
                                                                                  ENDED          YEAR ENDED
                                                                              JUNE 30, 1997     DECEMBER 31,
                                                                               (UNAUDITED)          1996
                                                                              --------------   --------------
Increase (Decrease) in net assets
Operations:
  Net investment loss.......................................................  $    (511,620)   $    (841,456)
  Net realized gain on investments and foreign currency transactions........        333,281        3,852,937
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies........................................     (4,048,226)        (464,975)
  Net change in unrealized appreciation (depreciation) of investments.......     15,111,604      (11,261,238)
                                                                              --------------   --------------
    Net increase (decrease) in net assets resulting from operations.........     10,885,039       (8,714,732)
                                                                              --------------   --------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.....................................             --       (2,883,812)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.....................................             --       (1,472,016)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.....................................             --          (18,593)
                                                                              --------------   --------------
    Total distributions.....................................................             --       (4,374,421)
                                                                              --------------   --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..........................    139,817,688      510,718,392
  Decrease from capital shares repurchased..................................   (137,325,051)    (554,451,474)
                                                                              --------------   --------------
    Net increase (decrease) from capital share transactions.................      2,492,637      (43,733,082)
                                                                              --------------   --------------
Total increase (decrease) in net assets.....................................     13,377,676      (56,822,235)
Net assets:
  Beginning of period.......................................................     96,114,687      152,936,922
                                                                              --------------   --------------
  End of period *...........................................................  $ 109,492,363    $  96,114,687
                                                                              --------------   --------------
                                                                              --------------   --------------
 * Includes accumulated net investment loss of..............................  $    (511,620)   $          --
                                                                              --------------   --------------
                                                                              --------------   --------------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                          GT GLOBAL JAPAN GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                  CLASS A+
                                          ----------------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                                YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1997     ---------------------------------------------------------------------
                                          (UNAUDITED) (a)    1996 (a)     1995 (a)        1994          1993          1992 (a)
                                          ---------------    ---------    ---------    ----------    ----------    ---------------
Per Share Operating Performance:
Net asset value, beginning of period....         $  9.76      $ 11.00     $  12.15       $ 11.61       $  8.70            $ 11.16
                                          ---------------    ---------    ---------    ----------    ----------    ---------------
Income from investment operations:
  Net investment loss...................           (0.04)       (0.04)       (0.04)        (0.04)        (0.14)             (0.00) *
  Net realized and unrealized gain
   (loss) on investments................            1.09        (0.77)        0.26          0.79          3.05              (2.40)
                                          ---------------    ---------    ---------    ----------    ----------    ---------------
    Net increase (decrease) from
     investment operations..............            1.05        (0.81)        0.22          0.75          2.91              (2.40)
                                          ---------------    ---------    ---------    ----------    ----------    ---------------
Distributions to shareholders:
  From net realized gain on
   investments..........................              --        (0.43)       (1.37)        (0.21)           --              (0.06)
                                          ---------------    ---------    ---------    ----------    ----------    ---------------
Net asset value, end of period..........         $ 10.81      $  9.76     $  11.00       $ 12.15       $ 11.61            $  8.70
                                          ---------------    ---------    ---------    ----------    ----------    ---------------
                                          ---------------    ---------    ---------    ----------    ----------    ---------------

Total investment return (d).............           10.76%(b)    (7.43)%       1.94%         6.56%        33.45%             (21.5)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....         $71,503      $63,585     $111,105       $98,066       $88,487            $93,865
Ratio of net investment loss to average
 net assets.............................           (0.85)%(c)    (0.40)%     (0.40)%       (0.32)%        (0.3)%             (0.0)%*
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................            2.08%(c)     1.84%        1.99%         1.91%          2.1%               2.2%*
  Without expense reductions............            2.12%(c)     1.94%        2.14%         2.03%           --%**              --%**
Portfolio turnover rate++++.............              63%(c)       31%          67%           49%          104%               115%
Average commission rate per share paid
 on portfolio transactions++++..........         $0.0408      $0.0971          N/A           N/A           N/A                N/A

----------------

    + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
   ++  Commencing April 1, 1993, the Fund began offering Class B shares.
  +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
    * Includes reimbursement by Chancellor LGT Asset Management, Inc. of operating expenses of $0.01. Without such reimbursement, the ratio of expenses to average net assets would have been 2.3% and the ratio of net investment loss to average net assets would have been (0.1)% (See
       Note 2).
  * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
  (a) These selected per share data were calculated based upon average shares outstanding during the period.
  (b)  Not annualized
  (c)  Annualized
  (d)  Total investment return does not include sales charges.
  N/A  Not applicable

    The accompanying notes are an integral part of the financial statements.

                                       F8

                          GT GLOBAL JAPAN GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                          CLASS B++
                                          -------------------------------------------------------------------------
                                            SIX MONTHS                                               APRIL 1, 1993
                                               ENDED               YEAR ENDED DECEMBER 31,                TO
                                           JUNE 30, 1997     -----------------------------------     DECEMBER 31,
                                          (UNAUDITED) (a)    1996 (a)     1995 (a)       1994            1993
                                          ---------------    ---------    ---------    ---------    ---------------
Per Share Operating Performance:
Net asset value, beginning of period....         $  9.49      $ 10.78      $ 12.02      $ 11.57             $ 9.85
                                          ---------------    ---------    ---------    ---------    ---------------
Income from investment operations:
  Net investment loss...................           (0.07)       (0.11)       (0.12)       (0.13)             (0.18)
  Net realized and unrealized gain
   (loss) on investments................            1.06        (0.75)        0.25         0.79               1.90
                                          ---------------    ---------    ---------    ---------    ---------------
    Net increase (decrease) from
     investment operations..............            0.99        (0.86)        0.13         0.66               1.72
                                          ---------------    ---------    ---------    ---------    ---------------
Distributions to shareholders:
  From net realized gain on
   investments..........................              --        (0.43)       (1.37)       (0.21)                --
                                          ---------------    ---------    ---------    ---------    ---------------
Net asset value, end of period..........         $ 10.48      $  9.49      $ 10.78      $ 12.02             $11.57
                                          ---------------    ---------    ---------    ---------    ---------------
                                          ---------------    ---------    ---------    ---------    ---------------

Total investment return (d).............           10.54%(b)    (8.05)%       1.20%        5.81%             17.46%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....         $37,418      $32,116      $41,274      $27,355             $3,699
Ratio of net investment loss to average
 net assets.............................           (1.50)%(c)    (1.05)%     (1.05)%      (0.97)%             (0.9)%(c)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................            2.73%(c)     2.49%        2.64%        2.56%               2.7%(c)
  Without expense reductions............            2.77%(c)     2.59%        2.79%        2.68%                --%**
Portfolio turnover rate++++.............              63%(c)       31%          67%          49%               104%
Average commission rate per share paid
 on portfolio transactions++++..........         $0.0408      $0.0971          N/A          N/A                N/A

----------------

    + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
   ++  Commencing April 1, 1993, the Fund began offering Class B shares.
  +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
    * Includes reimbursement by Chancellor LGT Asset Management, Inc. of operating expenses of $0.01. Without such reimbursement, the ratio of expenses to average net assets would have been 2.3% and the ratio of net investment loss to average net assets would have been (0.1)% (See
       Note 2).
  * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
  (a) These selected per share data were calculated based upon average shares outstanding during the period.
  (b)  Not annualized
  (c)  Annualized
  (d)  Total investment return does not include sales charges.
  N/A  Not applicable

    The accompanying notes are an integral part of the financial statements.

                                       F9

                          GT GLOBAL JAPAN GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                            ADVISOR CLASS+++
                                          -----------------------------------------------------
                                            SIX MONTHS                           JUNE 1, 1995
                                               ENDED           YEAR ENDED             TO
                                           JUNE 30, 1997      DECEMBER 31,       DECEMBER 31,
                                          (UNAUDITED) (a)       1996 (a)           1995 (a)
                                          ---------------    ---------------    ---------------
Per Share Operating Performance:
Net asset value, beginning of period....         $  9.81            $ 11.02             $10.50
                                          ---------------    ---------------    ---------------
Income from investment operations:
  Net investment loss...................           (0.03)             (0.01)             (0.00)
  Net realized and unrealized gain
   (loss) on investments................            1.12              (0.77)              1.89
                                          ---------------    ---------------    ---------------
    Net increase (decrease) from
     investment operations..............            1.09              (0.78)              1.89
                                          ---------------    ---------------    ---------------
Distributions to shareholders:
  From net realized gain on
   investments..........................              --              (0.43)             (1.37)
                                          ---------------    ---------------    ---------------
Net asset value, end of period..........         $ 10.90            $  9.81             $11.02
                                          ---------------    ---------------    ---------------
                                          ---------------    ---------------    ---------------

Total investment return (d).............           11.11%(b)          (7.14)%            18.14%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....         $   571            $   413             $  558
Ratio of net investment loss to average
 net assets.............................           (0.50)%(c)          (0.05)%           (0.05)%(c)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................            1.73%(c)           1.49%              1.64%(c)
  Without expense reductions............            1.77%(c)           1.59%              1.79%(c)
Portfolio turnover rate++++.............              63%(c)             31%                67%
Average commission rate per share paid
 on portfolio transactions++++..........         $0.0408            $0.0971                N/A

----------------

    + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
   ++  Commencing April 1, 1993, the Fund began offering Class B shares.
  +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
    * Includes reimbursement by Chancellor LGT Asset Management, Inc. of operating expenses of $0.01. Without such reimbursement, the ratio of expenses to average net assets would have been 2.3% and the ratio of net investment loss to average net assets would have been (0.1)% (See
       Note 2).
  * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
  (a) These selected per share data were calculated based upon average shares outstanding during the period.
  (b)  Not annualized
  (c)  Annualized
  (d)  Total investment return does not include sales charges.
  N/A  Not applicable

    The accompanying notes are an integral part of the financial statements.

                                      F10

                          GT GLOBAL JAPAN GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Japan Growth Fund ("Fund"), is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type. However, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued to the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

                                      F11

                          GT GLOBAL JAPAN GROWTH FUND

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates. As of June 30, 1997, the Fund had segregated securities valued at $9,857,937 and cash of $1,836,336 to cover margin requirements on open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At June 30, 1997, stocks with an aggregate value of $3,361,858 were on loan to brokers. The loans were secured by cash collateral of $3,626,875, received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the period ended June 30, 1997, the Fund received securities lending fees of $15,473 which were used to reduce custodian and administrative expenses.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or for excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ

                                      F12

                          GT GLOBAL JAPAN GROWTH FUND

from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. These risks of investing in foreign markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may by resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised by the Manager, has a line of credit with BankBoston and State Street Bank. The arrangements with the banks allow the Fund to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. For the period ended June 30, 1997, the Fund had no outstanding loan balance.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to the Manager at the following annualized rates: 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any period to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average net asset value of the Fund.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended June 30, 1997, GT Global retained $13,142 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected such CDSCs in the amount of $979 for the period ended June 30, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the period ended June 30, 1997, GT Global collected such CDSCs in the amount of $130,057. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.25%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and

                                      F13

                          GT GLOBAL JAPAN GROWTH FUND

a per exchange fee of $2.25. GT Services is also reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the period ended June 30, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $24,660,975 and $25,716,292, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the period.

4. CAPITAL SHARES
At June 30, 1997, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                   SIX MONTHS ENDED
                                                     JUNE 30, 1997                         YEAR ENDED
                                                      (UNAUDITED)                       DECEMBER 31, 1996
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       10,650,059  $      106,416,630       39,042,903  $      423,073,924
Shares issued in connection with
  reinvestment of distributions.........               --                  --          225,741           2,221,785
                                          ---------------  ------------------  ---------------  ------------------
                                               10,650,059         106,416,630       39,268,644         425,295,709
Shares repurchased......................      (10,553,833)       (105,679,454)     (42,853,058)       (464,603,203)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................           96,226  $          737,176       (3,584,414) $      (39,307,494)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                                   SIX MONTHS ENDED
                                                     JUNE 30, 1997                         YEAR ENDED
                                                      (UNAUDITED)                       DECEMBER 31, 1996
                                          -----------------------------------  -----------------------------------
CLASS B                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................        2,912,447  $       28,543,449        7,303,169  $       77,038,650
Shares issued in connection with
  reinvestment of distributions.........               --                  --          111,715           1,070,181
                                          ---------------  ------------------  ---------------  ------------------
                                                2,912,447          28,543,449        7,414,884          78,108,831
Shares repurchased......................       (2,726,570)        (26,710,655)      (7,859,944)        (82,438,811)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................          185,877  $        1,832,794         (445,060) $       (4,329,980)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------
                                                   SIX MONTHS ENDED
                                                     JUNE 30, 1997                         YEAR ENDED
                                                      (UNAUDITED)                       DECEMBER 31, 1996
                                          -----------------------------------  -----------------------------------
ADVISOR CLASS                                 SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................          468,873  $        4,857,609          666,196  $        7,296,458
Shares issued in connection with
  reinvestment of distributions.........               --                  --            1,759              17,394
                                          ---------------  ------------------  ---------------  ------------------
                                                  468,873           4,857,609          667,955           7,313,852
Shares repurchased......................         (458,569)         (4,934,942)        (676,463)         (7,409,460)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................           10,304  $          (77,333)          (8,508) $          (95,608)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the period ended June 30, 1997, the Fund's expenses were reduced by $7,179 under these arrangements.

                                      F14

                          GT GLOBAL JAPAN GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                          GT GLOBAL JAPAN GROWTH FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                     GT GLOBAL JAPAN GROWTH FUND
          JAPSR708029M